                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                         TO BE USED IN CONNECTION WITH

                                TEKNI-PLEX, INC.

                               OFFER TO EXCHANGE
                                      ITS
              SERIES B 11 1/4% SENIOR SUBORDINATED NOTES DUE 2007
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2007

     This form must be used by a holder of 11 1/4% Senior Subordinated Notes due 2007 (the "Old Notes") of Tekni-Plex, Inc., a Delaware corporation (the "Company"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus, dated
               , 1997 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal (the "Letter of Transmittal"). Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery, properly completed and executed, prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Letter of Transmittal.
            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., NEW YORK CITY TIME, ON                , 1997,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").

                              MARINE MIDLAND BANK
                             (THE "EXCHANGE AGENT")

     By Registered or Certified Mail,                           By Facsimile:
        Overnight Courier or Hand:
            Marine Midland Bank                              Marine Midland Bank
          140 Broadway -- A Level                            Attn: Frank Godino
       New York, New York 10005-1180                           (212) 658-2292
     Attn: Corporate Trust Operations
            Tel: (212) 658-5931

     Originals of this instrument and all other documents submitted by facsimile must be sent promptly by registered or certified mail, overnight courier or hand delivery. DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

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                CERTIFICATE NUMBER(S)
      (IF KNOWN) OF OLD NOTES OR ACCOUNT NUMBER             AGGREGATE PRINCIPAL            AGGREGATE PRINCIPAL
              AT THE BOOK-ENTRY FACILITY                    AMOUNT REPRESENTED              AMOUNT TENDERED*
 ------------------------------------------------------------------------------------------------------------------

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

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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                            PLEASE SIGN AND COMPLETE

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         SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY:

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                        NAME(S) OF REGISTERED HOLDER(S):

Date:                       , 1997
     ----------------------

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                                  ADDRESS(ES):

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                         AREA CODE AND TELEPHONE NO(S):

This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ------------------------------------------------------------------------

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Capacity:
         -----------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Authorized Signature
                    ------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

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                                 (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

Area Code and Tel. No.: (   )
                       ---------------------------------------------------------

Dated:                      , 1995
      ---------------------

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of This Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on This Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.